UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08426

ALLIANCEBERNSTEIN INTERNATIONAL

GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2011

Date of reporting period: December 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein International Growth Fund

December 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

February 16, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Growth Fund (the “Fund”) for the semi-annual reporting period ended December 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies selected by AllianceBernstein L.P. (the “Adviser”) for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer growth.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the US. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund’s investments among countries or regions also will be a product of the stock selection process rather than a predetermined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund’s portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 4 provides the performance results for the Fund and its primary benchmark, the MSCI World (ex-US) Index (net). Also included are returns for the Fund’s secondary benchmark, the MSCI AC World (ex-US) Index (net and gross) for the six- and 12-month periods ended December 31, 2010.

The Fund’s Class A shares outperformed the benchmarks for both the six- and 12-month periods ended December 31, 2010 without sales charges. For the six-month period ended December 31, 2010, the outperformance was driven by strong security selection, particularly within the energy, financials and consumer discretionary sectors. Sector selection was flat. An underweight in materials

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	1

and overweight in health care detracted, but this was offset by an underweight in utilities and overweight in the energy sector. International mining and exploration company Equinox Materials, oilfield services company Schlumberger and Gulf Keystone Petroleum led the contributors. Key detractors included Coal of Africa, SMA Solar Technology and financial services company Credit Suisse Group.

Strong security selection, particularly in the consumer discretionary, financials and energy sectors, drove the outperformance during the 12-month period ended December 31, 2010. Sector selection also made a positive contribution to performance, largely due to an underweight in utilities and overweight in consumer discretionary stocks. Key contributors included Equinox Minerals, private markets investment specialist Partners Group and oil and gas company Afren. Detractors included BP, Industrial and Commercial Bank of China and Coal of Africa.

During the six-month period ended December 31, 2010, the Fund utilized derivatives, including forward currency exchange and futures contracts, for hedging and non-hedging purposes. These positions contributed positively to performance.

Market Review and Investment Strategy

Overall, global equity markets, as measured by the benchmarks, posted positive returns during the six- and 12-month periods ended December 31, 2010, although markets were volatile. Markets fell during the second quarter as investors’ fears mounted over escalating fiscal troubles in Europe and a potential slowdown in the global economic recovery. Markets received some relief in July, moving sharply higher following positive earnings, in-line results from the European bank stress tests, and BP capping its oil well in the Gulf of Mexico. However, disappointing macroeconomic data led to equity markets underperforming again in August. Markets subsequently regained their strength and posted a strong fourth quarter rally. The Fund’s International Growth Portfolio Oversight Group is emphasizing companies across a wide range of sectors that appear well-placed to continue expanding their earnings at an above-average rate.

2	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World (ex-US) Index (net) nor the unmanaged MSCI All Country (AC) World (ex-US) Index (net and gross) reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World (ex-US) Index (net; free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US. The MSCI AC World (ex-US) Index (net and gross; free float-adjusted market capitalization weighted) represents the equity market performance of developed and emerging markets, excluding the US. Net returns include the reinvestment of dividends after deduction of non-US withholding tax; gross returns include the reinvestment of dividends prior to such deduction. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARKS PERIODS ENDED DECEMBER 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein International Growth Fund
Class A	28.34%	12.39%

Class B*	28.00%	11.52%

Class C	27.89%	11.57%

Advisor Class†	28.59%	12.77%

Class R†	28.21%	12.15%

Class K†	28.46%	12.53%

Class I†	28.72%	12.88%

MSCI World (ex-US) Index (net)	24.46%	8.95%

MSCI All Country (AC) World (ex-US) Index (net)	24.98%	11.15%

MSCI All Country (AC) World (ex-US) Index (gross)	25.12%	11.60%

*   Effective January 31, 2009, Class B Shares are no longer available for purchase to new investors. Please see Note A for additional information.

† Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	12.39%	7.65%
5 Years	3.14%	2.25%
10 Years	6.77%	6.30%

Class B Shares
1 Year	11.52%	7.52%
5 Years	2.35%	2.35%
10 Years(a)	6.12%	6.12%

Class C Shares
1 Year	11.57%	10.57%
5 Years	2.39%	2.39%
10 Years	5.99%	5.99%

Advisor Class Shares†
1 Year	12.77%	12.77%
5 Years	3.46%	3.46%
10 Years	7.10%	7.10%

Class R Shares†
1 Year	12.15%	12.15%
5 Year	2.87%	2.87%
Since Inception*	4.81%	4.81%

Class K Shares†
1 Year	12.53%	12.53%
5 Year	3.17%	3.17%
Since Inception*	5.10%	5.10%

Class I Shares†
1 Year	12.88%	12.88%
5 Year	3.57%	3.57%
Since Inception*	5.48%	5.48%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.31%, 2.10%, 2.03%, 1.01%, 1.58%, 1.27% and 0.88% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2010)
SEC Returns

Class A Shares
1 Year	7.65%
5 Years	2.25%
10 Years	6.30%

Class B Shares
1 Year	7.52%
5 Years	2.35%
10 Years(a)	6.12%

Class C Shares
1 Year	10.57%
5 Years	2.39%
10 Years	5.99%

Advisor Class Shares†
1 Year	12.77%
5 Years	3.46%
10 Years	7.10%

Class R Shares†
1 Year	12.15%
5 Years	2.87%
Since Inception*	4.81%

Class K Shares†
1 Year	12.53%
5 Years	3.17%
Since Inception*	5.10%

Class I Shares†
1 Year	12.88%
5 Years	3.57%
Since Inception*	5.48%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception date is 3/1/05 for Class R, Class K and Class I shares.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010		Ending Account Value December 31, 2010		Expenses Paid During Period*

	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,283.38	$1,018.20	$8.00	$7.07
Class B	$1,000	$1,000	$1,279.97	$1,014.27	$12.47	$11.02
Class C	$1,000	$1,000	$1,278.93	$1,014.57	$12.12	$10.71
Advisor Class	$1,000	$1,000	$1,285.86	$1,019.76	$6.22	$5.50
Class R	$1,000	$1,000	$1,282.11	$1,017.04	$9.32	$8.24
Class K	$1,000	$1,000	$1,284.62	$1,018.60	$7.54	$6.67
Class I	$1,000	$1,000	$1,287.16	$1,020.52	$5.36	$4.74
*	Expenses are equal to the classes’ annualized expense ratios of 1.39%, 2.17%, 2.11%, 1.08%, 1.62%, 1.31% and 0.93%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

December 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,737.7

*	All data are as of December 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.9% or less in the following countries: Australia, Belgium, Egypt, Indonesia, Ireland, Israel, Italy, Luxembourg, Malaysia, Mexico, Netherlands, Nigeria, Singapore, South Korea, Spain, Sweden, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The Fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

December 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Investimentos Itau SA (Preference Shares)	$45,769,871	2.6%
Partners Group Holding AG	37,847,012	2.2
Petroleo Brasileiro SA (Preference Shares)	36,950,002	2.1
Schlumberger Ltd.	34,683,980	2.0
Nestle SA	31,996,820	1.9
Tesco PLC	31,292,150	1.8
Equinox Minerals Ltd.	30,660,678	1.8
Standard Chartered PLC	29,712,242	1.7
BG Group PLC	26,729,044	1.5
Julius Baer Group Ltd.	25,500,113	1.5
	$331,141,912	19.1%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	9

Ten Largest Holdings

Portfolio of Investments

December 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Financials – 22.0%
Capital Markets – 6.4%
Azimut Holding SpA	556,627	$5,048,658
Credit Suisse Group AG	406,311	16,364,151
GAM Holding Ltd.(a)	531,252	8,781,451
Julius Baer Group Ltd.	544,606	25,500,113
Man Group PLC	3,684,249	17,083,553
Partners Group Holding AG	199,444	37,847,012

		110,624,938

Commercial Banks – 12.6%
Banco Santander Brasil SA	595,400	8,088,114
Bank Central Asia TBK PT	14,881,000	10,551,162
BNP Paribas	218,214	13,897,217
Chongqing Rural Commercial Bank(a)	8,396,000	5,649,326
CIMB Group Holdings Bhd	3,821,000	10,534,726
Commercial International Bank Egypt SAE	1,029,370	8,384,109
HDFC Bank Ltd.	116,900	6,066,399
HSBC Holdings PLC	2,441,469	24,952,255
Industrial & Commercial Bank of China – Class H	28,825,755	21,385,241
Investimentos Itau SA (Preference Shares)	5,755,908	45,769,871
Standard Bank Group Ltd.	393,376	6,424,221
Standard Chartered PLC	1,100,626	29,712,242
Turkiye Halk Bankasi AS	1,372,500	11,653,025
United Overseas Bank Ltd.	1,135,000	16,106,751

		219,174,659

Diversified Financial Services – 1.3%
FirstRand Ltd.	2,551,669	7,563,849
IG Group Holdings PLC	1,849,568	14,761,904

		22,325,753

Insurance – 1.7%
AIA Group Ltd.(a)	6,718,600	18,886,554
China Life Insurance Co., Ltd. – Class H	2,581,000	10,492,285
MMI Holdings Ltd.	439,765	1,110,315

		30,489,154

		382,614,504

Energy – 14.0%
Energy Equipment & Services – 3.3%
Saipem SpA	301,435	14,882,715
Schlumberger Ltd.	415,377	34,683,980
Tenaris SA	331,460	8,128,881

		57,695,576

Oil, Gas & Consumable Fuels – 10.7%
Adaro Energy TBK PT	56,598,000	15,994,915
Afren PLC(a)	7,147,611	16,480,503
Alliance Oil Co., Ltd. (GDR)(a)	1,005,000	15,888,512
BG Group PLC	1,317,653	26,729,044
China Shenhua Energy Co., Ltd. – Class H	2,039,500	8,547,417

10	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Faroe Petroleum PLC(a)	1,786,398	$5,013,312
Gulf Keystone Petroleum Ltd.(a)	5,469,672	14,504,271
Inpex Corp.	939	5,483,188
Karoon Gas Australia Ltd.(a)	846,439	6,361,632
Oando PLC	38,595,882	19,041,612
Petroleo Brasileiro SA (Preference Shares)	2,247,600	36,950,002
Tullow Oil PLC	764,007	15,087,317

		186,081,725

		243,777,301

Industrials – 13.0%
Aerospace & Defense – 0.8%
Safran SA	410,500	14,551,492

Commercial Services & Supplies – 1.3%
Secom Co., Ltd.	279,100	13,187,705
Serco Group PLC	1,091,700	9,477,111

		22,664,816

Construction & Engineering – 1.7%
Larsen & Toubro Ltd.	303,900	13,441,645
Samsung Engineering Co., Ltd.(a)	96,011	16,227,364

		29,669,009

Electrical Equipment – 1.4%
Schneider Electric SA	95,300	14,288,811
SMA Solar Technology AG	107,598	9,947,416

		24,236,227

Industrial Conglomerates – 1.3%
Bidvest Group Ltd.	473,800	11,275,904
Koninklijke Philips Electronics NV	361,143	11,071,608

		22,347,512

Machinery – 3.6%
Atlas Copco AB – Class A	662,600	16,726,326
China Rongsheng Heavy Industry Group Co., Ltd.(a)	5,671,000	4,800,738
Fanuc Corp.	87,600	13,390,215
MAN SE	104,811	12,483,528
SMC Corp./Japan	86,800	14,812,102

		62,212,909

Marine – 0.7%
Orient Overseas International Ltd.	1,225,500	11,871,572

Trading Companies & Distributors – 1.6%
Mitsui & Co., Ltd.	1,145,900	18,854,539
Wolseley PLC(a)	280,900	8,992,260

		27,846,799

Transportation Infrastructure – 0.6%
Cia de Concessoes Rodoviarias	343,000	9,690,783

		225,091,119

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 11.6%
Automobiles – 1.8%
Honda Motor Co., Ltd.	467,900	$18,467,446
Volkswagen AG (Preference Shares)	82,000	13,332,185

		31,799,631

Distributors – 0.7%
Imperial Holdings Ltd.	596,358	11,545,561

Diversified Consumer Services – 0.2%
Estacio Participacoes SA	266,600	4,336,265

Hotels, Restaurants & Leisure – 2.0%
Ajisen China Holdings Ltd.	2,292,000	3,860,156
Carnival PLC	476,335	22,155,607
Compass Group PLC	559,247	5,075,709
Shangri-La Asia Ltd.	1,364,000	3,700,250

		34,791,722

Household Durables – 0.3%
Sony Corp.	146,900	5,253,828

Media – 3.0%
CTC Media, Inc.	171,467	4,017,472
Eutelsat Communications	565,627	20,715,027
Informa PLC	1,163,072	7,413,533
Naspers Ltd.	152,671	9,001,073
SES SA (FDR)	427,768	10,186,198

		51,333,303

Specialty Retail – 2.6%
Belle International Holdings Ltd.	5,292,000	8,911,562
Dunelm Group PLC	392,400	3,129,163
Fast Retailing Co., Ltd.	53,100	8,422,801
Yamada Denki Co., Ltd.	167,680	11,407,474
Zhongsheng Group Holdings Ltd.(a)	6,511,500	13,953,425

		45,824,425

Textiles, Apparel & Luxury Goods – 1.0%
Cie Financiere Richemont SA	286,032	16,819,777

		201,704,512

Consumer Staples – 9.2%
Beverages – 1.4%
Anheuser-Busch InBev NV	262,283	14,986,536
Cia de Bebidas das Americas (Preference Shares)	287,835	8,759,894

		23,746,430

Food & Staples Retailing – 2.0%
Tesco PLC	4,719,026	31,292,150
Wal-Mart de Mexico SAB de CV	1,566,943	4,477,523

		35,769,673

Food Products – 2.4%
Danone	159,726	10,043,047

12	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Nestle SA	546,173	$31,996,820

		42,039,867

Household Products – 0.7%
Reckitt Benckiser Group PLC	216,195	11,893,984

Tobacco – 2.7%
British American Tobacco PLC	642,138	24,700,625
Imperial Tobacco Group PLC	483,300	14,856,547
Japan Tobacco, Inc.	1,994	7,362,986

		46,920,158

		160,370,112

Materials – 9.2%
Chemicals – 1.0%
Lanxess AG	119,700	9,411,648
Methanex Corp.	270,700	8,235,618

		17,647,266

Construction Materials – 0.7%
CRH PLC (London)	570,911	11,911,410

Metals & Mining – 7.5%
African Rainbow Minerals Ltd.	256,500	8,187,394
Centamin Egypt Ltd.(a)	4,659,700	12,853,950
Equinox Minerals Ltd.(a)	4,989,511	30,660,678
Impala Platinum Holdings Ltd.	188,494	6,675,877
Rio Tinto PLC	350,948	25,016,215
Vale SA (Sponsored ADR) (Local Preference Shares)	755,703	22,837,345
Xstrata PLC	1,016,660	24,091,090

		130,322,549

		159,881,225

Information Technology – 6.7%
Communications Equipment – 0.3%
ZTE Corp. – Class H	1,263,400	5,025,580

Electronic Equipment, Instruments & Components – 1.0%
Murata Manufacturing Co., Ltd.	150,900	10,533,670
Taiyo Yuden Co., Ltd.	499,000	7,584,111

		18,117,781

Internet Software & Services – 1.1%
Baidu, Inc. (Sponsored ADR)(a)	64,700	6,245,491
Mail.ru Group Ltd. (GDR)(a)(b)	91,500	3,294,000
Tencent Holdings Ltd.	412,400	9,064,290

		18,603,781

IT Services – 0.8%
hiSoft Technology International Ltd. (ADR)(a)	77,600	2,343,520
Infosys Technologies Ltd. (Sponsored ADR)	155,055	11,796,584

		14,140,104

Office Electronics – 0.8%
Canon, Inc.	274,200	14,084,359

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 2.2%
ARM Holdings PLC	1,363,971	$9,309,447
ASML Holding NV	284,317	10,904,106
Samsung Electronics Co., Ltd.	21,590	18,030,591

		38,244,144

Software – 0.5%
Temenos Group AG(a)	192,260	7,992,835

		116,208,584

Health Care – 6.3%
Health Care Providers & Services – 0.4%
Fresenius Medical Care AG & Co. KGaA	102,024	5,865,632

Life Sciences Tools & Services – 0.4%
QIAGEN NV(a)	349,099	6,851,700

Pharmaceuticals – 5.5%
Aspen Pharmacare Holdings Ltd.(a)	424,929	5,940,811
Bayer AG	168,507	12,490,895
Mitsubishi Tanabe Pharma Corp.	367,000	6,186,658
Novartis AG	340,840	20,063,754
Pharmstandard (GDR)(a)(b)	239,900	6,842,508
Roche Holding AG	104,578	15,330,386
Sanofi-Aventis SA	152,006	9,745,161
Shire PLC	313,136	7,550,416
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	224,033	11,678,840

		95,829,429

		108,546,761

Telecommunication Services – 4.3%
Diversified Telecommunication Services – 1.3%
Iliad SA	54,754	5,958,029
Telefonica SA	631,078	14,407,442
XL Axiata TBK PT(a)	2,650,500	1,555,040

		21,920,511

Wireless Telecommunication Services – 3.0%
America Movil SAB de CV Series L (ADR)	195,013	11,182,045
China Mobile Ltd.	758,000	7,515,464
MTN Group Ltd.	377,703	7,708,471
Tim Participacoes SA (ADR)	32,100	1,095,894
VimpelCom Ltd. (Sponsored ADR)	115,845	1,742,309
Vodafone Group PLC	8,771,045	23,025,365

		52,269,548

		74,190,059

14	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 0.7%
Independent Power Producers & Energy Traders – 0.7%
NTPC Ltd.	2,822,054	$12,683,853

Total Common Stocks (cost $1,286,133,373)		1,685,068,030

WARRANTS – 2.0%
Financials – 1.2%
Sberbank of Russian Federation, Merrill Lynch, expiring 11/05/12(a)	5,889,367	19,964,365

Information Technology – 0.8%
Hon Hai Precision Industry Co., Ltd., JPMorgan Chase Bank NA, expiring 9/29/14(a)(b)	1,912,600	7,631,274
HTC Corp., Macquarie Bank Ltd., expiring 9/06/12(a)	225,300	6,873,565

		14,504,839

Energy – 0.0%
Oando PLC, Merrill Lynch Intl & Co., expiring 9/18/13(a)	121,320	52,423

Total Warrants (cost $31,437,680)		34,521,627

	Principal Amount (000)

SHORT-TERM INVESTMENTS – 1.3%
Time Deposit – 1.3%
BNP Paribas 0.10%, 1/03/11 (cost $23,300,000)	$23,300	23,300,000

Total Investments – 100.3% (cost $1,340,871,053)		1,742,889,657
Other assets less liabilities – (0.3)%		(5,187,293)

Net Assets – 100.0%		$1,737,702,364

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50	70	March 2011	$2,664,749	$2,613,535	$(51,214)
FTSE 100 INDEX	10	March 2011	907,552	918,778	11,226
TOPIX INDEX	9	March 2011	973,827	993,226	19,399

					$(20,589)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	15

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Citibank:
Norwegian Krone settling	2/15/11	493,851	$84,723,108	$84,458,807	$(264,301)
Swedish Krona settling	2/15/11	538,703	80,293,180	79,981,251	(311,929)
Credit Suisse First Boston:
Euro settling	2/15/11	13,421	18,517,541	17,932,612	(584,929)
Japanese Yen settling	2/15/11	4,509,616	54,038,441	55,569,725	1,531,284
New Zealand Dollar settling	2/15/11	8,409	6,479,353	6,529,730	50,377
Swedish Krona settling	2/15/11	35,767	5,340,277	5,310,328	(29,949)
Swiss Franc settling	2/15/11	80,234	80,405,263	85,856,208	5,450,945
Deutsche Bank:
Australian Dollar settling	2/15/11	32,586	31,150,587	33,146,305	1,995,718
Euro settling	2/15/11	33,264	46,180,411	44,446,048	(1,734,363)
Royal Bank of Scotland:
Japanese Yen settling	2/15/11	716,172	8,913,266	8,825,027	(88,239)
UBS Securities LLC:
Australian Dollar settling	2/15/11	48,675	48,889,170	49,511,950	622,780
Japanese Yen settling	2/15/11	6,801,078	84,281,281	83,806,256	(475,025)
New Zealand Dollar settling	2/15/11	49,273	38,631,510	38,261,316	(370,194)
Swedish Krona settling	2/15/11	34,001	4,940,282	5,048,129	107,847

Sale Contracts:
BNP Paribas SA:
Great British Pound settling	2/15/11	81,680	131,663,259	127,304,749	4,358,510
Canadian Dollar settling	2/15/11	28,842	28,801,965	28,982,944	(180,979)
Citibank:
Great British Pound settling	2/15/11	4,449	7,142,736	6,934,119	208,617
Swiss Franc settling	2/15/11	108,690	113,075,051	116,306,195	(3,231,144)
Credit Suisse First Boston:
Great British Pound settling	2/15/11	35,642	56,587,022	55,550,880	1,036,142
Euro settling	2/15/11	46,685	60,626,075	62,378,660	(1,752,585)
Euro settling	2/15/11	35,003	45,455,596	46,769,631	(1,314,035)
Swiss Franc settling	2/15/11	29,659	30,654,266	31,737,284	(1,083,018)
Deutsche Bank:
Swedish Krona settling	2/15/11	29,435	4,175,769	4,370,215	(194,446)
Goldman Sachs:
Great British Pound settling	2/15/11	16,668	25,824,566	25,978,398	(153,832)
Societe Generale:
Japanese Yen settling	2/15/11	1,586,275	19,021,908	19,546,867	(524,959)

16	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Portfolio of Investments

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at December 31, 2010	Unrealized Appreciation/ (Depreciation)
UBS Securities LLC:
Japanese Yen settling	2/15/11	633,586	$7,599,688	$7,807,361	$(207,673)
Swiss Franc settling	2/15/11	32,354	32,807,065	34,621,130	(1,814,065)
Westpac Banking Corp.:
Australian Dollar settling	2/15/11	13,207	12,522,415	13,434,090	(911,675)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2010, the aggregate market value of these securities amounted to $17,767,782 or 1.0% of net assets.

Glossary:

ADR – American Depositary Receipt

FDR – Fiduciary Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

December 31, 2010 (unaudited)

Assets
Investments in securities, at value (cost $1,340,871,053)	$1,742,889,657
Cash	269,705 (a)
Foreign currencies, at value (cost $1,235,936)	1,242,432
Unrealized appreciation of forward currency exchange contracts	15,362,220
Receivable for capital stock sold	2,170,250
Dividends and interest receivable	1,907,001
Receivable for investment securities sold and foreign currency contracts	693,027
Other assets	99,709

Total assets	1,764,634,001

Liabilities
Unrealized depreciation of forward currency exchange contracts	15,227,340
Payable for capital stock redeemed	8,185,464
Advisory fee payable	1,097,717
Distribution fee payable	494,908
Transfer Agent fee payable	215,210
Administrative fee payable	30,816
Due to Custodian	29,687
Payable for investment securities purchased and foreign currency contracts	18,968
Payable for variation margin on futures contracts	6,049
Accrued expenses and other liabilities	1,625,478

Total liabilities	26,931,637

Net Assets	$1,737,702,364

Composition of Net Assets
Capital stock, at par	$114,386
Additional paid-in capital	2,461,624,264
Distributions in excess of net investment income	(7,463,530)
Accumulated net realized loss on investment and foreign currency transactions	(1,118,488,944)
Net unrealized appreciation of investments and foreign currency denominated assets and liabilities	401,916,188

$1,737,702,364

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,041,875,319	67,766,388	$15.37	*

B	$46,770,220	3,356,204	$13.94

C	$196,858,572	14,078,133	$13.98

Advisor	$345,470,370	22,222,122	$15.55

R	$50,282,570	3,299,126	$15.24

K	$17,180,663	1,122,393	$15.31

I	$39,264,650	2,542,421	$15.44

*	The maximum offering price per share for Class A shares was $16.05 which reflects a sales charge of 4.25%.

(a)	An amount of $269,705 has been segregated to collateralize margin requirements for the open futures contracts outstanding at December 31, 2010.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2010 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $498,635)	$11,804,405
Interest	8,836	$11,813,241

Expenses
Advisory fee (see Note B)	6,457,188
Distribution fee—Class A	1,551,487
Distribution fee—Class B	237,684
Distribution fee—Class C	1,006,732
Distribution fee—Class R	121,338
Distribution fee—Class K	18,494
Transfer agency—Class A	1,117,512
Transfer agency—Class B	70,895
Transfer agency—Class C	243,263
Transfer agency—Advisor Class	366,564
Transfer agency—Class R	61,195
Transfer agency—Class K	14,247
Transfer agency—Class I	11,374
Printing	554,699
Custodian	208,423
Registration fees	92,190
Administrative	41,034
Audit	33,707
Legal	30,508
Directors’ fees	25,140
Miscellaneous	39,355

Total expenses		12,303,029

Net investment loss		(489,788)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		53,374,958
Futures contracts		137,753
Foreign currency transactions		(5,881,976)
Net change in unrealized appreciation/depreciation of:
Investments		356,648,759 (a)
Futures contracts		(20,589)
Foreign currency denominated assets and liabilities		16,334,350

Net gain on investment and foreign currency transactions		420,593,255

Contributions from Adviser (see Note B)		204

Net Increase in Net Assets from Operations		$420,103,671

(a)	Net of increase in accrued foreign capital gains taxes of $191,100.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$(489,788)	$13,303,094
Net realized gain on investment and foreign currency transactions	47,630,735	104,957,244
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	372,962,520	95,304,583
Contributions from Adviser (see Note B)	204	4,618

Net increase in net assets from operations	420,103,671	213,569,539
Dividends to Shareholders from
Net investment income
Class A	(30,409,668)	(35,172,897)
Class B	(1,200,941)	(1,314,108)
Class C	(5,038,136)	(5,375,791)
Advisor Class	(10,853,896)	(10,430,217)
Class R	(1,372,108)	(1,346,084)
Class K	(493,416)	(388,029)
Class I	(1,262,226)	(1,084,276)
Capital Stock Transactions
Net decrease	(187,058,542)	(375,161,438)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	278,367

Total increase (decrease)	182,414,738	(216,424,934)
Net Assets
Beginning of period	1,555,287,626	1,771,712,560

End of period (including distributions in excess of net investment income of ($7,463,530) and undistributed net investment income of $43,656,649, respectively)	$1,737,702,364	$1,555,287,626

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

December 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the “Fund”), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	21

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

22	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2010:

Investments in Securities	Level 1		Level 2		Level 3			Total
Common Stocks:
Financials	$78,393,865		$304,220,639		$	– 0	–	$382,614,504
Energy	76,647,294		167,130,007			– 0	–	243,777,301
Industrials	14,491,521		210,599,598			– 0	–	225,091,119
Consumer Discretionary	8,353,737		193,350,775			– 0	–	201,704,512
Consumer Staples	13,237,418		147,132,694			– 0	–	160,370,112
Materials	38,896,296		120,984,929			– 0	–	159,881,225
Information Technology	23,679,596		92,528,988			– 0	–	116,208,584
Health Care	11,678,840		96,867,921			– 0	–	108,546,761
Telecommunication Services	14,020,248		60,169,811			– 0	–	74,190,059
Utilities	– 0	–	12,683,853			– 0	–	12,683,853
Warrants	7,631,274		– 0	–		26,890,353		34,521,627
Short-Term Investments	23,300,000		– 0	–		– 0	–	23,300,000

Total Investments in Securities	310,330,089		1,405,669,215	†		26,890,353		1,742,889,657
Other Financial Instruments*:
Assets
Futures Contracts	30,625		– 0	–		– 0	–	30,625	#
Forward Currency Exchange Contracts	– 0	–	15,362,220			– 0	–	15,362,220
Liabilities
Futures Contracts	(51,214)		– 0	–		– 0	–	(51,214	)#
Forward Currency Exchange Contracts	– 0	–	(15,227,340)			– 0	–	(15,227,340)

Total	$310,309,500		$1,405,804,095			$26,890,353		$1,743,003,948

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	23

Notes to Financial Statements

†	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Warrants
Balance as of 6/30/10	$11,709,449
Accrued discounts/(premiums)	– 0	–
Realized gain (loss)	(96,929)
Change in unrealized appreciation/ depreciation	4,768,475
Net purchases (sales)	10,509,358
Transfers into Level 3	– 0	–
Transfer out of Level 3	– 0	–

Balance as of 12/31/10	$26,890,353

Net change in unrealized appreciation/depreciation from investments held as of 12/31/10	$4,768,475	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

24	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	25

Notes to Financial Statements

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on June 30, 2011 and then may be extended by the Adviser for additional one year terms. For the six months ended December 31, 2010, there was no such reimbursement.

For the six months ended December 31, 2010 and the year ended June 30, 2010, the Adviser reimbursed the Fund $204 and $4,618, respectively, for trading losses incurred due to trade entry errors.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2010, such fee amounted to $41,034.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $551,583 for the six months ended December 31, 2010.

For the six months ended December 31, 2010, there was no reduction to the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $384,363 from the sale of Class A shares and received $16,590, $63,752 and $8,846 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended December 31, 2010.

Brokerage commissions paid on investment transactions for the six months ended December 31, 2010, amounted to $2,105,821, none of which was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

26	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $5,816,567, $3,890,289, $549,227 and $140,739 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$663,714,680		$923,104,747
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding forward currency exchange contracts and futures contracts) are as follows:

Gross unrealized appreciation	$426,207,779
Gross unrealized depreciation	(24,189,175)

Net unrealized appreciation	$402,018,604

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	27

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal type of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended December 31, 2010, the Fund entered into forward currency exchange contracts for hedging and non-hedging purposes.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon or non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the

28	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended December 31, 2010, the Fund entered into futures contracts for hedging and non-hedging purposes.

At December 31, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/Payable for variation margin on futures contracts	$20,589	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$15,362,220	Unrealized depreciation of forward currency exchange contracts	15,227,340

Total		$15,362,220		$15,247,929

The effect of derivative instruments on the statement of operations for the six months ended December 31, 2010.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	29

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$137,753	$(20,589)

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(5,022,709)	16,452,168

Total		$(4,884,956)	$16,431,579

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

For the six months ended December 31, 2010, the average monthly principal amount of forward currency exchange contracts was $1,189,053,333 and the average monthly notional amount of futures contracts was $4,530,954.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

30	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30, 2010	Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30, 2010

Class A
Shares sold	4,033,124	13,793,330	$58,429,084	$186,499,567

Shares issued in reinvestment of dividends and distributions	1,798,187	2,249,920	27,080,693	31,410,472

Shares converted from Class B	178,545	506,197	2,544,579	6,785,228

Shares redeemed	(14,153,762)	(37,027,255)	(204,055,483)	(495,449,817)

Net decrease	(8,143,906)	(20,477,808)	$(116,001,127)	$(270,754,550)

Class B
Shares sold	54,257	224,121	$721,675	$2,791,675

Shares issued in reinvestment of dividends and distributions	80,176	94,465	1,095,206	1,201,734

Shares converted to Class A	(197,128)	(557,550)	(2,544,579)	(6,785,228)

Shares redeemed	(533,682)	(1,166,194)	(6,951,469)	(14,292,976)

Net decrease	(596,377)	(1,405,158)	$(7,679,167)	$(17,084,795)

Class C
Shares sold	361,256	1,347,036	$4,807,286	$16,752,601

Shares issued in reinvestment of dividends and distributions	331,704	382,404	4,547,671	4,876,329

Shares redeemed	(3,196,443)	(7,014,143)	(42,153,063)	(86,038,152)

Net decrease	(2,503,483)	(5,284,703)	$(32,798,106)	$(64,409,222)

Advisor Class
Shares sold	1,834,234	10,407,985	$26,833,240	$139,407,951

Shares issued in reinvestment of dividends and distributions	600,428	623,504	9,138,519	8,797,646

Shares redeemed	(4,759,787)	(12,583,436)	(69,315,845)	(170,317,176)

Net decrease	(2,325,125)	(1,551,947)	$(33,344,086)	$(22,111,579)

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	31

Notes to Financial Statements

	Shares		Amount
	Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30, 2010	Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30, 2010

Class R
Shares sold	498,306	1,105,473	$7,163,356	$14,806,527

Shares issued in reinvestment of dividends and distributions	91,841	97,116	1,372,106	1,346,023

Shares redeemed	(777,111)	(1,337,984)	(11,176,981)	(17,920,275)

Net decrease	(186,964)	(135,395)	$(2,641,519)	$(1,767,725)

Class K
Shares sold	320,891	323,497	$4,710,014	$4,361,308

Shares issued in reinvestment of dividends and distributions	32,916	27,895	493,412	388,025

Shares redeemed	(217,489)	(368,099)	(3,115,507)	(4,881,771)

Net increase (decrease)	136,318	(16,707)	$2,087,919	$(132,438)

Class I
Shares sold	259,145	492,514	$3,665,611	$6,405,946

Shares issued in reinvestment of dividends and distributions	83,481	77,393	1,262,226	1,084,276

Shares redeemed	(109,581)	(481,798)	(1,610,293)	(6,391,351)

Net increase	233,045	88,109	$3,317,544	$1,098,871

During the year ended June 30, 2010, the Fund received $278,367 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

32	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2010.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$55,111,401		$48,629,616
Long-term capital gains	– 0	–	3,691,678

Total distributions paid	$55,111,401		$52,321,294

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	33

Notes to Financial Statements

As of June 30, 2010, the components of accumulated earning/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$37,285,564
Accumulated capital and other losses	(1,151,403,301	)(a)
Unrealized appreciation/(depreciation)	20,608,375	(b)

Total accumulated earnings/(deficit)	$(1,093,509,362)

(a)

On June 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $1,151,403,301 of which $7,476,210 expires in the year 2011, $443,759,952 expires in the year 2017 and $700,167,139 expires in the year 2018. During the fiscal year, $7,970,694 of the Fund’s capital loss carryforwards expired. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. As a result of the reorganization with AllianceBernstein International Research Growth Fund, Inc., into the Fund, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied based on certain provisions in the Internal Revenue Code.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (“PFICs”) and the tax treatment of derivatives.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.33	$ 11.48	$ 19.18	$ 20.85	$ 16.93	$ 13.72

Income From Investment Operations
Net investment income (loss)(a)	(.00	)(b)	.10	.19	.27	.23	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.49	1.14	(7.59)	(.53)	4.56	3.22
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	3.49	1.24	(7.40)	(.26)	4.79	3.42

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.39)	(.28)	(.17)	(.15)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)	(.12)

Total dividends and distributions	(.45)	(.39)	(.30)	(1.41)	(.87)	(.21)

Net asset value, end of period	$ 15.37	$ 12.33	$ 11.48	$ 19.18	$ 20.85	$ 16.93

Total Return
Total investment return based on net asset value(c)	28.34%	10.39%	(39.15)%	(1.80)%	29.16%	25.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,041,875	$935,695	$1,106,113	$2,128,533	$1,630,491	$952,036
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.39	%(d)(e)	1.31	%(e)	1.34%	1.23%	1.27%	1.43	%(e)
Expenses, before waivers/reimbursements	1.39	%(d)(e)	1.31	%(e)	1.34%	1.23%	1.27%	1.43	%(e)
Net investment income (loss)	(.01	)%(d)(e)	.73	%(e)	1.58%	1.35%	1.21%	1.26	%(e)
Portfolio turnover rate	40%	121%	103%	90%	68%	59%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	35

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.17	$ 10.42	$ 17.50	$ 19.15	$ 15.65	$ 12.72

Income From Investment Operations
Net investment income (loss)(a)	(.05)	(.01)	.08	.09	.06	.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.17	1.03	(6.95)	(.45)	4.22	3.01
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	3.12	1.02	(6.87)	(.36)	4.28	3.06

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.27)	(.19)	(.05)	(.06)	(.01)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)	(.12)

Total dividends and distributions	(.35)	(.27)	(.21)	(1.29)	(.78)	(.13)

Net asset value, end of period	$ 13.94	$ 11.17	$ 10.42	$ 17.50	$ 19.15	$ 15.65

Total Return
Total investment return based on net asset value(c)	28.00%	9.49%	(39.70)%	(2.45)%	28.18%	24.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,770	$44,166	$55,832	$114,406	$136,704	$109,706
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.17	%(d)(e)	2.10	%(e)	2.12%	1.97%	2.00%	2.18	%(e)
Expenses, before waivers/reimbursements	2.17	%(d)(e)	2.10	%(e)	2.12%	1.97%	2.01%	2.18	%(e)
Net investment income (loss)	(.80	)%(d)(e)	(.06	)%(e)	.74%	.48%	.37%	.33	%(e)
Portfolio turnover rate	40%	121%	103%	90%	68%	59%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.21	$ 10.45	$ 17.53	$ 19.18	$ 15.67	$ 12.72

Income From Investment Operations
Net investment income (loss)(a)	(.05)	.00	(b)	.09	.12	.10	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.17	1.03	(6.96)	(.48)	4.19	2.95
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	3.12	1.03	(6.87)	(.36)	4.29	3.08

Less: Dividends and Distributions
Dividends from net investment income	(.35)	(.27)	(.19)	(.05)	(.06)	(.01)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)	(.12)

Total dividends and distributions	(.35)	(.27)	(.21)	(1.29)	(.78)	(.13)

Net asset value, end of period	$ 13.98	$ 11.21	$ 10.45	$ 17.53	$ 19.18	$ 15.67

Total Return
Total investment return based on net asset value(c)	27.89%	9.56%	(39.63)%	(2.45)%	28.21%	24.34%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$196,859	$185,848	$228,402	$542,520	$444,496	$210,147
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.11	%(d)(e)	2.03	%(e)	2.07%	1.94%	1.98%	2.13	%(e)
Expenses, before waivers/reimbursements	2.11	%(d)(e)	2.03	%(e)	2.07%	1.94%	1.98%	2.13	%(e)
Net investment income (loss)	(.74	)%(d)(e)	.01	%(e)	.77%	.62%	.55%	.85	%(e)
Portfolio turnover rate	40%	121%	103%	90%	68%	59%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	37

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.48	$ 11.61	$ 19.39	$ 21.05	$ 17.08	$ 13.82

Income From Investment Operations
Net investment income(a)	.02	.15	.23	.35	.31	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.54	1.15	(7.67)	(.54)	4.57	3.21
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	3.56	1.30	(7.44)	(.19)	4.88	3.50

Less: Dividends and Distributions
Dividends from net investment income	(.49)	(.43)	(.32)	(.23)	(.19)	(.12)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)	(.12)

Total dividends and distributions	(.49)	(.43)	(.34)	(1.47)	(.91)	(.24)

Net asset value, end of period	$ 15.55	$ 12.48	$ 11.61	$ 19.39	$ 21.05	$ 17.08

Total Return
Total investment return based on net asset value(c)	28.59%	10.77%	(39.02)%	(1.49)%	29.51%	25.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$345,470	$306,231	$302,956	$544,154	$319,322	$108,237
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.08	%(d)(e)	1.01	%(e)	1.05%	.93%	.97%	1.13	%(e)
Expenses, before waivers/reimbursements	1.08	%(d)(e)	1.01	%(e)	1.05%	.93%	.97%	1.13	%(e)
Net investment income	.29	%(d)(e)	1.12	%(e)	1.88%	1.74%	1.62%	1.81	%(e)
Portfolio turnover rate	40%	121%	103%	90%	68%	59%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.22	$ 11.39	$ 19.06	$ 20.75	$ 16.90	$ 13.72

Income From Investment Operations
Net investment income (loss)(a)	(.02)	.07	.17	.25	.20	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.46	1.13	(7.57)	(.55)	4.52	3.09
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	3.44	1.20	(7.40)	(.30)	4.72	3.38

Less: Dividends and Distributions
Dividends from net investment income	(.42)	(.37)	(.25)	(.15)	(.15)	(.08)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)	(.12)

Total dividends and distributions	(.42)	(.37)	(.27)	(1.39)	(.87)	(.20)

Net asset value, end of period	$ 15.24	$ 12.22	$ 11.39	$ 19.06	$ 20.75	$ 16.90

Total Return
Total investment return based on net asset value(c)	28.21%	10.17%	(39.33)%	(2.03)%	28.80%	24.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$50,283	$42,587	$41,265	$64,985	$29,638	$6,969
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.62	%(d)(e)	1.58	%(e)	1.56%	1.49%	1.56%	1.67	%(e)
Expenses, before waivers/reimbursements	1.62	%(d)(e)	1.58	%(e)	1.56%	1.49%	1.56%	1.67	%(e)
Net investment income (loss)	(.25	)%(d)(e)	.51	%(e)	1.44%	1.24%	1.02%	1.76	%(e)
Portfolio turnover rate	40%	121%	103%	90%	68%	59%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	39

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended December 31, 2010 (unaudited)		Year Ended June 30,
			2010		2009		2008		2007	2006

Net asset value, beginning of period	$ 12.29		$ 11.45		$ 19.14		$ 20.82		$ 16.95	$ 13.73

Income From Investment Operations
Net investment income(a)	.00	(b)	.11		.20		.29		.31	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.49		1.14		(7.59)		(.54)		4.47	3.09
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00 (b)	– 0	–

Net increase (decrease) in net asset value from operations	3.49		1.25		(7.39)		(.25)		4.78	3.43

Less: Dividends and Distributions
Dividends from net investment income	(.47)		(.41)		(.28)		(.19)		(.19)	(.09)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)		(1.24)		(.72)	(.12)

Total dividends and distributions	(.47)		(.41)		(.30)		(1.43)		(.91)	(.21)

Net asset value, end of period	$ 15.31		$ 12.29		$ 11.45		$ 19.14		$ 20.82	$ 16.95

Total Return
Total investment return based on net asset value(c)	28.46%		10.51%		(39.19	) %	(1.78	) %	29.13%	25.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,181		$12,117		$11,486		$15,104		$8,169	$760
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.31	%(d)(e)	1.27	%(e)	1.28%		1.26%		1.26%	1.41	%(e)
Expenses, before waivers/reimbursements	1.31	%(d)(e)	1.27	%(e)	1.28%		1.26%		1.26%	1.41	%(e)
Net investment income	.07	%(d)(e)	.84	%(e)	1.79%		1.45%		1.60%	2.05	%(e)
Portfolio turnover rate	40%		121%		103%		90%		68%	59%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2010 (unaudited)	Year Ended June 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.40	$ 11.55	$ 19.27	$ 20.92	$ 16.98	$ 13.74

Income From Investment Operations
Net investment income(a)	.03	.16	.27	.35	.32	.48
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.52	1.15	(7.64)	(.52)	4.54	3.01
Contributions from Adviser	.00	(b)	.00	(b)	– 0	–	.00	(b)	.00	(b)	– 0	–

Net increase (decrease) in net asset value from operations	3.55	1.31	(7.37)	(.17)	4.86	3.49

Less: Dividends and Distributions
Dividends from net investment income	(.51)	(.46)	(.33)	(.24)	(.20)	(.13)
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	(.02)	(1.24)	(.72)	(.12)

Total dividends and distributions	(.51)	(.46)	(.35)	(1.48)	(.92)	(.25)

Net asset value, end of period	$ 15.44	$ 12.40	$ 11.55	$ 19.27	$ 20.92	$ 16.98

Total Return
Total investment return based on net asset value(c)	28.72%	10.86%	(38.90)%	(1.39)%	29.59%	25.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$39,265	$28,644	$25,659	$27,460	$19,421	$2,497
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.93	%(d)(e)	.88	%(e)	.86%	.84%	.90%	1.09	%(e)
Expenses, before waivers/reimbursements	.93	%(d)(e)	.88	%(e)	.86%	.84%	.90%	1.09	%(e)
Net investment income	.46	%(d)(e)	1.21	%(e)	2.37%	1.70%	1.70%	2.81	%(e)
Portfolio turnover rate	40%	121%	103%	90%	68%	59%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	41

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Financial Highlights

RESULTS OF SHAREHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein International Growth Fund, Inc. (the “Fund”) was held on November 5, 2010 and adjourned until December 16, 2010 and January 5, 2011. At the December 16, 2010 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the January 5, 2011 Meeting, with respect to the fourth item of business, to amend and restate the charter of the Fund and with respect to the fifth item of business, changes to the fundamental policy regarding commodities, an insufficient number of required outstanding shares were voted in favor of each proposal and, therefore each proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Fund’s proxy statement):

Proposal 1. The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	56,927,315.449	2,552,942.032
Michael J. Downey	56,936,946.385	2,543,311.096
William H. Foulk, Jr.	56,825,202.127	2,655,055.354
D. James Guzy	56,863,574.533	2,616,682.948
Nancy P. Jacklin	56,952,015.005	2,528,242.476
Robert M. Keith	56,949,550.765	2,530,706.716
Garry L. Moody	56,994,000.651	2,486,256.830
Marshall C. Turner	56,927,950.956	2,552,306.525
Earl D. Weiner	56,871,813.560	2,608,443.921

Proposal 4. The Amendment and Restatement of the Charter.

Voted For	Voted Against	Abstained	Non-Broker Votes
43,396,652.947	3,465,800.376	2,088,127.234	19,276,439.640

Proposal 5. The Amendment of the Fund’s fundamental policy regarding commodities.

Voted For	Voted Against	Abstained	Non-Broker Votes
44,562,905.739	2,493,480.233	1,894,193.585	19,276,440.640

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	43

Results of Shareholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent
Compliance Officer

Olalekan Akinyanmi, Vice President

Isabel Buccellati, Vice President

Gregory D. Eckersley(2), Vice President

William A. Johnston, Vice President

Michele Patri, Vice President

Jane E. Schneirov, Vice President

Tassos Stassopoulos, Vice President

Christopher M. Toub(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman &

Company

40 Water Street

Boston, MA 02109-3661

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the AllianceBernstein International Growth Fund’s portfolio are made by the Adviser’s International Growth Portfolio Oversight Group. Messrs. Eckersley and Toub are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

44	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein International Growth Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is

1	It should be noted that the information in the fee summary was completed on April 21, 2010 and presented to the Board of Directors on May 4-6, 2010.

2	On July 25, 2008, the Fund acquired International Research Growth Fund, Inc. Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	45

based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/10 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,943.9	International Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $99,760 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense caps during its most recent semi-annual period; accordingly, the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recent semi-annual period:4

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (as of 12/31/09)	Fiscal Year End
International Growth Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	1.35 1.65 2.35 2.35 1.85 1.60 1.35	% % % % % % %	0.98% 1.28% 2.06% 2.00% 1.57% 1.26% 0.86%	June 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	Semi-annual total expense ratios are unaudited

5	Annualized.

46	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	47

investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2010 net assets:7

Fund	Net Assets 03/31/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.[8]	$1,943.9	International Large Cap Growth 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.410%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.9 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Growth Fund, Inc.	International Growth Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

6	The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S. 2010. In the Jones v. Harris decision, the Supreme Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section §36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.” Jones v. Harris at 11.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

8	Fees shown are for the International Large Cap Growth Strategy, which is similar but more concentrated than the Fund’s strategy.

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

48	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in the view of the Senior Officer and the Adviser. Consequently, at the request of the Senior Officer and the Adviser, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	49

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
International Growth Fund, Inc.[14]	0.750	0.758	7/14

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective.15 A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.17

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any advisory fee waivers or expense reimbursements made by the Adviser to the Fund for expense caps that would effectively reduce the actual management fee.

14	The Fund’s EG includes the Fund, four other International Large Cap Growth Funds (“ILCG”), seven International Large Cap Core Funds (“ILCC”) and two International Multi-Cap Growth Funds (“IMLG”).

15	It should be noted that the expansion of the Fund’s EU was not requested by the Senior Officer or the Adviser. They requested that only the EG be expanded.

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008. Likewise, the same fund’s net assets for fiscal year 2009 will not reflect the post March 2009 market rally.

50	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Fund	Expense Ratio (%)[18]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Growth Fund, Inc.[19]	1.343	1.412	6/14	1.507	19/104

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than it does on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during calendar year 2009, relative to 2008.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

18	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

19	The Fund’s EU includes the Fund, EG and all other ILCG, IMLG and ILCC funds, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	51

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $22,006, $7,835,039 and $299,403 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $1,697,663 in fees from the Fund.20

The Fund may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Fund’s most recently completed fiscal year, the Fund did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from any future business conducted with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

20	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $15,210 under the offset agreement between the Fund and ABIS.

52	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,21 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli22 study on advisory fees and various fund characteristics.23 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.24 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

21	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

22	The Deli study was originally published in 2002 based on 1997 data.

23	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

24	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	53

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $501 billion as of March 31, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund25 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)26 for the periods ended January 31, 2010.27

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	45.30	41.84	38.39	2/5	8/30
3 year	-8.54	-6.68	-6.68	5/5	20/23
5 year	3.28	4.59	3.94	4/5	13/19
10 year	2.08	1.85	-0.76	2/4	4/14

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)28 versus its benchmark.29 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.30

25	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

26	The Fund’s PG/PU are not identical to the Fund’s respective EG/EU as the criteria for including or excluding a fund in a PG or PU are somewhat different from that of an EG or EU.

27	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

28	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

29	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2010. Benchmark since inception date is the nearest month end after the Fund’s inception date.

30	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

54	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

	Periods Ending January 31, 2010 Annualized Performance
					Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
International Growth Fund, Inc.	45.30	-8.54	3.28	2.08	7.21	20.27	0.06	10
MSCI AC World ex US Index (Net)	47.58	-5.20	5.14	2.78	N/A	18.62	0.09	10
MSCI World ex US Index (Net)[31]	40.51	-7.03	3.49	1.77	4.74	17.86	0.03	10
Inception Date: June 2, 1994

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2010

31	Prior to November 3, 2008, the Fund’s benchmark was Russell Mid-Cap Growth Index.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund

Alternatives

Real-Asset Strategy*

Market Neutral Strategy-Global

Market Neutral Strategy-U.S

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IG-0152-1210

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein International Growth Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	February 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	February 25, 2011

By:	/s/ Joseph J. Mantineo

Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	February 25, 2011